UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2026

Robinhood Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40691	46-4364776

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip Code)

(844) 428-5411
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	HOOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 2, 2026, Robinhood Markets, Inc. (the “Company” or “our”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026. Holders of Class A common stock were entitled to cast one vote for each share held as of the close of business on April 8, 2026 (the “Record Date”), and holders of Class B common stock were entitled to cast ten votes for each share held as of the close of business on the Record Date. Holders of Class A common stock and Class B common stock voted together as a single class on all matters at the Annual Meeting.

Set forth below are the matters voted on at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Directors

Our stockholders re-elected Vladimir Tenev, Baiju Bhatt, John Hegeman, Paula Loop, Meyer Malka, Christopher Payne, Jonathan Rubinstein, Susan Segal, Dara Treseder, and Robert Zoellick to the Company’s Board of Directors to serve until the 2027 annual meeting of stockholders. Voting results were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vladimir Tenev	1,516,032,205	16,283,549	2,160,452	142,176,341
Baiju Bhatt	1,529,875,425	3,988,937	611,844	142,176,341
John Hegeman	1,529,736,300	4,002,045	737,861	142,176,341
Paula Loop	1,528,306,597	5,412,651	756,957	142,176,341
Meyer Malka	1,528,741,308	4,972,387	762,511	142,176,341
Christopher Payne	1,528,763,693	4,922,966	789,547	142,176,341
Jonathan Rubinstein	1,391,197,660	142,524,705	753,841	142,176,341
Susan Segal	1,519,556,629	14,145,426	774,150	142,176,341
Dara Treseder	1,457,188,310	76,500,640	787,255	142,176,341
Robert Zoellick	1,457,398,884	76,317,163	760,159	142,176,341

Proposal Two: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our stockholders approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,512,304,895	21,260,133	911,177	142,176,341

Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,673,927,030	1,836,483	889,034	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robinhood Markets, Inc.

Date:	June 2, 2026	By:	/s/ Shiv Verma
Name: Shiv Verma
Title: Chief Financial Officer